SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report Pursuant to
Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2012

YOUNG INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)
MISSOURI
(State or other jurisdiction of incorporation)

000-23213	43-1718931
(Commission File Number)	(I.R.S. Employer Identification Number)

13705 Shoreline Court East, Earth City, MO	63045
(Address of principal executive offices)	(Zip Code)
(314) 344-0010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 8, 2012, the Board of Directors of Young Innovations, Inc. (the “Company”) authorized the Company to enter into a new form of indemnity agreement (the “Indemnity Agreement”) with each of the Company’s directors and certain executive officers (each an “Indemnitee”).  The Indemnity Agreement replaces the prior indemnity agreement that the Company had with its directors and certain executive officers.  The Company may enter into the Indemnity Agreement with future directors and executive officers.

Consistent with the indemnity agreements currently in effect, the new Indemnity Agreement provides that, under the circumstances and to the extent provided for in the Indemnity Agreement, if an Indemnitee was, is or becomes a party to, or was or is threatened to be made a party to, or was or is otherwise involved in, any proceeding (as defined in the Indemnity Agreement), the Company will indemnify and hold harmless Indemnitee to the fullest extent permitted by the Company’s Articles of Incorporation, By-laws and applicable law and to any greater extent that applicable law may in the future permit.  The Indemnity Agreement further provides procedures for the determination of an Indemnitee’s right to receive indemnification and the advancement of expenses.

The above description of the Indemnity Agreement is qualified in its entirety by reference to the Indemnity Agreement attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.07                      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The annual meeting of shareholders was held on May 8, 2012.  In connection with the meeting, proxies were solicited pursuant to the Securities Exchange Act of 1934.  The following are the voting results on proposals considered and voted upon at the meeting, all of which were described in the Company’s 2012 Proxy Statement.

1.           Votes regarding the persons elected to serve as directors until the annual meeting of shareholders in 2013 or until their successors are duly elected and qualified were as follows:

Nominee	Votes For	Withheld	Broker/Non-Votes
George E. Richmond	6,614,867	126,306	699,751
Alfred E. Brennan	6,639,798	101,375	699,751
Brian F. Bremer	6,587,375	153,798	699,751
Patrick J. Ferrillo, Jr.	6,655,006	86,167	699,751
Richard J. Bliss	6,654,006	87,167	699,751
Edward A. Wiertel	6,712,544	28,629	699,751

2.           Votes regarding ratifying the appointment of Crowe Horwath LLP as our independent auditors for the fiscal year ending December 31, 2012:

Votes For	Votes Against	Abstained	Broker/Non-Votes
7,377,445	63,179	300	-

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

3.1           Amended and Restated By-laws of Young Innovations, Inc.  (Effective as of May 8, 2012).

10.1           Form of Indemnity Agreement entered into with each member of the Company’s Board of Directors and certain executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNG INNOVATIONS, INC.
By:	/s/ Arthur L. Herbst, Jr.
Arthur L. Herbst, Jr.
President and Chief Financial Officer

Dated:  May 10, 2012